UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2017

WESTERN ASSET

SHORT DURATION

MUNICIPAL INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to generate high current income exempt from regular federal income tax* while preserving capital.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

At a meeting held in November 2016, the Fund’s Board of Trustees approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from October 31st to February 28th. As a result of this change, shareholders are being provided with a short-period annual report for the four-month period from November 1, 2016 through February 28, 2017. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2017

II	Western Asset Short Duration Municipal Income Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated for the four-month period from November 1, 2016 through February 28, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s final reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 2.1%. The deceleration in growth reflected downturns in exports and federal government spending, along with an acceleration in imports and lower nonresidential fixed investment.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on February 28, 2017, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In February 2017, 23.8% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017 (after the reporting period ended). At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset Short Duration Municipal Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to generate high current income exempt from regular federal income tax while preserving capital. Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are securities and other investments with similar economic characteristics the interest on which is exempt from regular federal income tax. Interest on municipal securities may be subject to the federal alternative minimum tax.

Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund attempts to minimize the volatility in its net asset value (“NAV”)i per share, although there can be no assurance that this will be the case.

The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality), but may invest up to 20% of its assets in below investment grade bonds (commonly known as “high yield” or “junk” bonds). Although the Fund may invest in securities of any maturity, we estimate that the Fund will normally maintain a dollar- weighted average effective durationii of three years or less. The Fund may also invest in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in municipal securities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments, such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or issuers or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationiii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated weak results over the four-month reporting period ended February 28, 2017. U.S. Treasury yields moved sharply higher in November and December 2016 and most

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	1

Fund overview (cont’d)

spread sectors (non-Treasuries) declined (yields and prices move in the opposite direction). Rising Treasury yields were triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year, the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, Treasury yields generally edged lower in January and February 2017 and a number of spread sectors regained their footing.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.86% and ended the period at 1.22%. Their peak of 1.29% occurred on December 15, 2016, and they were as low as 0.80% on November 4, 2016. The yields for the ten-year Treasury was 1.84% at the beginning of the period and ended the period at 2.36%. Their peak of 2.60% was on both December 15 and December 16, 2016, and their low of 1.79% occurred on November 4, 2016.

The municipal bond market outperformed its taxable bond counterpart during the reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned -1.28% and -1.38%, respectively. The reporting period began on a weak note as the municipal bond market fell sharply in November 2016. This occurred as yields moved higher, municipal bond supply increased and investor demand weakened. The municipal bond market then rallied over the last three months of the reporting period as yields stabilized and then edged lower, supply moderated and investor demand improved.

Q. How did we respond to these changing market conditions?

A. There were no significant changes to the Fund’s portfolio during the reporting period.

Performance review

For the four-month period from November 1, 2016 through February 28, 2017, Class A shares of Western Asset Short Duration Municipal Income Fund, excluding sales charges, returned -0.22%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Three-Year Municipal Bond Indexvi returned 0.28% for the same period. The Lipper Short Municipal Debt Funds Category Average1 returned -0.11% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the four-month period ended February 28, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 114 funds in the Fund’s Lipper category, and excluding sales charges, if any.

2	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Performance Snapshot as of February 28, 2017 (unaudited)
(excluding sales charges)	4 months
Western Asset Short Duration Municipal Income Fund:
Class A	-0.22%
Class A2	-0.31%
Class C	-0.33%
Class I	-0.19%
Bloomberg Barclays Three-Year Municipal Bond Index	0.28%
Lipper Short Municipal Debt Funds Category Average	-0.11%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ, in some cases, substantially.

Fund performance figures reflect fee waivers and/or expense reimbursements without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 28, 2017 for Class A, Class A2, Class C and Class I shares were 0.99%, 0.17%, 0.65% and 1.04%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A2 and Class I shares would have been 0.07% and 1.03%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2017, the gross total annual fund operating expense ratios for Class A, Class A2, Class C and Class I shares were 0.66%, 0.87%, 1.02% and 0.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the four-month reporting period ended February 28, 2017 was its positioning in a number of sectors. In particular, an overweight in the Industrial Revenue sector and underweights to State General Obligation bonds and Pre-Refundedvii securities were also additive to performance.

The Fund’s quality biases modestly contributed to results. An overweight to municipal securities rated A, along with underweights to municipal securities rated AAA and AA, was rewarded, as lower-rated securities outperformed their higher rated counterparts over the reporting period.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the four-month reporting period ended February 28, 2017 was its yield curveviii positioning. In particular, an overweight to the five year portion of the curve and the Fund’s cash position, along with an underweight to the three year portion of the curve, detracted from results.

Elsewhere, security selection in the Transportation and Industrial Revenue sectors were headwinds for performance.

Thank you for your investment in Western Asset Short Duration Municipal Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 21, 2017

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Although the Fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the Fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact in Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years.

vii

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2017 and October 31, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2016 and held for the six months ended February 28, 2017, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A	-0.22%	$1,000.00	$997.80	0.66%	$2.17	Class A	5.00%	$1,000.00	$1,021.52	0.66%	$3.31
Class A2	-0.31	1,000.00	996.90	0.95	3.12	Class A2	5.00	1,000.00	1,020.08	0.95	4.76
Class C	-0.33	1,000.00	996.70	1.02	3.35	Class C	5.00	1,000.00	1,019.74	1.02	5.11
Class I	-0.19	1,000.00	998.10	0.60	1.97	Class I	5.00	1,000.00	1,021.82	0.60	3.01

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the period November 1, 2016 through February 28, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 Shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (120), then divided by 365.

[4]	For the six months ended February 28, 2017.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I
Twelve Months Ended 2/28/17	0.09%	-0.17%	-0.26%	0.16%
Five Years Ended 2/28/17	0.75	N/A	0.39	0.84
Ten Years Ended 2/28/17	2.17	N/A	1.80	2.27
Inception* through 2/28/17	—	0.24	—	—

With sales charges[2]	Class A	Class A2	Class C	Class I
Twelve Months Ended 2/28/17	-2.20%	-2.45%	-0.26%	0.16%
Five Years Ended 2/28/17	0.29	N/A	0.39	0.84
Ten Years Ended 2/28/17	1.94	N/A	1.80	2.27
Inception* through 2/28/17	—	-0.90	—	—

Cumulative total returns
Without sales charges[1]
Class A (2/28/07 through 2/28/17)	23.92%
Class A2 (Inception date of 2/27/15 through 2/28/17)	0.48
Class C (2/28/07 through 2/28/17)	19.58
Class I (2/28/07 through 2/28/17)	25.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 2.25%.

*	Inception dates for Class A, A2, C and I shares are March 17, 2003, February 27, 2015, March 18, 2003 and November 14, 2003, respectively.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Short Duration Municipal Income Fund vs. Bloomberg Barclays Three-Year Municipal Bond Index and Lipper Short Municipal Debt Funds Category Average† — February 2007 - February 2017

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Short Duration Municipal Income Fund on February 28, 2007, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, through February 28, 2017. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Three-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Category Average. The Bloomberg Barclays Three-Year Municipal Bond Index is a broad measure of the municipal bond market with maturities of approximately three years. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Short Municipal Debt Funds Category Average is comprised of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Spread duration (unaudited)

Economic exposure — February 28, 2017

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s portfolio and the exposure relative to the selected benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — February 28, 2017

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected sectors benchmark as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Three-Year Municipal Bond Index
WA Short Duration	— Western Asset Short Duration Municipal Income Fund

12	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Schedule of investments

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.7%
Alabama — 0.9%
Jefferson County, AL, Sewer Revenue:
Subordinated Lien	5.000%	10/1/17	$2,250,000	$2,288,407
Subordinated Lien	5.000%	10/1/18	2,000,000	2,081,580
Mobile, AL, IDB, PCR, Alabama Power Co., Barry Plant	1.625%	10/2/18	2,500,000	2,506,400	(a)(b)
Tuscaloosa, AL, Public Educational Building Authority, Student Housing Revenue:
University Alabama Ridgecrest, BAM	5.000%	7/1/20	2,960,000	3,289,922
University Alabama Ridgecrest, BAM	5.000%	7/1/21	3,320,000	3,763,320
Total Alabama				13,929,629
Alaska — 1.0%
Alaska State Housing Finance Corp. Revenue:
State Capital Project II	4.000%	6/1/17	675,000	680,576
State Capital Project II	5.000%	12/1/18	500,000	534,585
Valdez, AK, Marine Terminal Revenue:
BP Pipelines Inc. Project	5.000%	1/1/18	10,000,000	10,264,900
BP Pipelines Inc. Project	5.000%	1/1/21	4,630,000	5,114,020
Total Alaska				16,594,081
Arizona — 1.1%
Glendale, AZ, GO, AGM	4.000%	7/1/19	1,640,000	1,746,256
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	4.000%	7/1/18	2,200,000	2,290,398
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/18	2,000,000	2,108,520
Phoenix, AZ, Civic Improvement Corp., Transportation Excise Tax Revenue	5.000%	7/1/19	5,370,000	5,857,757
Yavapai County, AZ, IDA, Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.600%	3/1/18	2,500,000	2,504,425	(a)(b)(c)
Waste Management Inc. Project	2.125%	6/1/18	2,500,000	2,511,450	(a)(b)(c)
Total Arizona				17,018,806
Arkansas — 0.1%
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/17	1,140,000	1,151,867
Springdale, AR, Sales & Use Tax Revenue	4.000%	7/1/18	1,000,000	1,038,240
Total Arkansas				2,190,107
California — 3.5%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Episcopal Senior Communities	4.000%	7/1/18	1,565,000	1,612,654
Bay Area, CA, Toll Authority, Toll Bridge Revenue, San Francisco Bay Area	1.340%	10/1/19	4,750,000	4,765,485	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	13

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — continued
California State Health Facilities Financing Authority Revenue:
Northern California Retired Officers Community — Paradise Valley Estates Project, CMI	4.000%	1/1/18	$1,290,000	$1,323,759
Providence St. Joseph Health Obligated Group	1.250%	10/1/20	2,500,000	2,471,400	(a)(b)
Sutter Health Obligated Group	1.000%	8/15/19	5,000,000	4,946,050	(a)(b)
California State MFA, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.550%	2/1/19	3,100,000	3,104,061
California State PCFA, Solid Waste Disposal Revenue, USA Waste Services Inc.	1.500%	6/1/18	2,300,000	2,308,211	(c)
California State Public Works Board, Lease Revenue:
Department of Corrections & Rehabilitation	3.000%	9/1/17	750,000	758,648
Department of Corrections & Rehabilitation	5.000%	9/1/17	600,000	612,834
Department of Corrections & Rehabilitation	4.000%	9/1/18	1,000,000	1,046,070
Department of Corrections & Rehabilitation	5.000%	9/1/18	1,000,000	1,060,880
California State, GO	4.000%	12/1/17	5,000,000	5,039,800	(a)(b)
California State, GO	1.306%	12/1/21	5,000,000	5,014,350	(a)(b)
California Statewide CDA Revenue, Kaiser Permanente	5.000%	5/1/17	6,640,000	6,685,815	(a)(b)
Lee Lake, CA, PFA Revenue	4.000%	9/1/18	1,500,000	1,550,475
Port of Oakland, CA, Revenue	5.000%	5/1/17	2,250,000	2,265,233	(c)
Rancho Cucamonga, CA, RDA, Successor Agency Tax Allocation:
Rancho Redevelopment Project Area	4.000%	9/1/17	925,000	939,486
Rancho Redevelopment Project Area	5.000%	9/1/18	750,000	793,815
Riverside, CA, USD, Financing Authority Revenue	4.000%	9/1/17	1,370,000	1,391,043
Sweetwater, CA, Union High School District, GO, BAN	5.000%	1/1/18	7,650,000	7,915,149	(d)
Upland, CA, Successor Agency to the Upland Community Redevelopment Agency Revenue, Merged Project Tax Allocation, AGM	4.000%	9/1/18	650,000	677,866
Total California				56,283,084
Colorado — 2.0%
Colorado State Health Facilities Authority Revenue:
Catholic Health Initiatives	1.875%	11/6/19	5,545,000	5,538,457	(a)(b)
Catholic Health Initiatives	5.000%	2/1/21	2,080,000	2,301,187
Catholic Health Initiatives	5.000%	7/1/21	6,225,000	6,685,837
Catholic Health Initiatives	5.000%	2/1/25	2,590,000	2,780,754
Denver, CO, Urban Renewal Authority Tax Increment Revenue:
Stapleton	5.000%	12/1/17	4,000,000	4,120,760
Stapleton	5.000%	12/1/18	5,265,000	5,600,749

See Notes to Financial Statements.

14	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — continued
E-470 Public Highway Authority Revenue, CO, Senior, LIBOR Index	1.490%	9/1/19	$3,415,000	$3,424,630	(a)(b)(e)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/17	1,000,000	1,015,240	(f)
Plaza, CO, Metropolitan District #1 Revenue	5.000%	12/1/19	1,000,000	1,049,840	(f)
Total Colorado				32,517,454
Connecticut — 5.8%
Bridgeport, CT, GO	5.000%	8/15/17	1,660,000	1,690,859
Bridgeport, CT, GO	5.000%	8/15/18	1,740,000	1,836,814
Bridgeport, CT, GO:
AGM	5.000%	8/15/21	1,000,000	1,122,580
AGM	5.000%	8/15/22	1,240,000	1,405,800
AGM	5.000%	8/15/23	5,870,000	6,686,576
Connecticut State HEFA Revenue:
Connecticut State University	5.000%	11/1/17	1,260,000	1,294,978
Yale University	0.800%	7/26/17	11,140,000	11,140,000	(a)(b)
Connecticut State Special Tax Obligation Revenue:
Transportation Infrastructure	3.000%	9/1/18	14,740,000	15,180,579
Transportation Infrastructure	5.000%	9/1/20	4,000,000	4,472,000
Connecticut State, GO	1.320%	4/15/17	6,550,000	6,553,930	(b)
Connecticut State, GO	1.160%	9/15/17	6,500,000	6,504,355	(b)
Connecticut State, GO	5.000%	11/1/25	5,000,000	5,726,600
Connecticut State, GO:
GAAP Conversion	5.000%	10/15/19	10,375,000	11,322,756
SIFMA Index	1.060%	3/1/18	4,500,000	4,495,095	(b)
SIFMA Index	1.560%	5/15/18	5,490,000	5,515,693	(b)
SIFMA Index	1.390%	6/15/18	5,000,000	5,014,050	(b)
SIFMA Index	1.270%	3/1/20	3,375,000	3,360,555	(b)
Total Connecticut				93,323,220
District of Columbia — 0.8%
District of Columbia Income Tax Secured Revenue, SIFMA	0.940%	12/1/17	4,500,000	4,502,475	(b)
Metropolitan Washington DC, Airports Authority System Revenue	4.000%	10/1/18	1,000,000	1,045,230	(c)
Metropolitan Washington DC, Airports Authority System Revenue	5.000%	10/1/18	6,215,000	6,593,058	(c)
Total District of Columbia				12,140,763
Florida — 2.3%
Broward County, FL, School Board, COP	4.000%	7/1/17	2,000,000	2,021,560
Broward County, FL, School Board, COP	5.000%	7/1/17	3,945,000	4,000,388

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	15

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Florida — continued
Cityplace, FL, Community Development District, Special Assessment Revenue	5.000%	5/1/17	$1,000,000	$1,005,340
Escambia County, FL, PCR, Gulf Power Co. Project	1.150%	6/21/18	3,500,000	3,495,485	(a)(b)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue, AGM	5.250%	10/1/18	2,000,000	2,132,720	(c)
Halifax, FL, Hospital Medical Center Revenue	3.000%	6/1/17	850,000	854,505
Jacksonville Electric Authority, FL, Electric System Revenue	4.000%	10/1/18	1,000,000	1,047,640
Lee County, FL, Transportation Facilities Revenue, AGM	5.000%	10/1/17	1,500,000	1,535,880
Manatee County, FL, Revenue, Refunding & Improvement	5.000%	10/1/18	1,100,000	1,167,089
Miami-Dade County, FL, Aviation Revenue	4.000%	10/1/17	1,000,000	1,018,460	(c)
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/17	1,270,000	1,287,920
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/18	1,500,000	1,579,125
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/20	3,250,000	3,624,562
Miami-Dade County, FL, School Board, COP	5.000%	8/1/17	3,000,000	3,051,450
Okeechobee County, FL, Solid Waste Revenue, Disposal Waste Management Landfill	1.550%	7/1/21	2,200,000	2,200,198	(a)(b)
Saint Johns County, FL, School Board, COP	5.000%	7/1/21	1,500,000	1,709,025
South Miami, FL, Health Facilities Authority Revenue, Baptist Health South Florida Group	5.000%	8/15/18	2,860,000	2,913,453
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/17	1,435,000	1,438,588
Village, FL, Community Development District #6, Special Assessment Revenue	3.000%	5/1/18	1,485,000	1,506,562
Total Florida				37,589,950
Georgia — 5.6%
Atlanta, GA, Development Authority Student Housing Revenue, Piedmont/Ellis LLC University Commons Project	5.000%	9/1/18	1,010,000	1,069,782	(d)
Burke County, GA, Development Authority, PCR:
Georgia Power Co. Plant Vogtle Project	1.375%	4/4/17	3,400,000	3,401,394	(a)(b)
Georgia Power Co. Plant Vogtle Project	1.750%	6/1/17	27,700,000	27,755,677	(a)(b)
Georgia Power Co. Plant Vogtle Project	2.350%	12/11/20	8,900,000	8,976,896	(a)(b)
Georgia Transmission Corp. Vogtle Project	1.300%	5/3/18	11,150,000	11,128,146	(a)(b)
Oglethorpe Power Corp. Vogtle Project	2.400%	4/1/20	18,305,000	18,558,518	(a)(b)
Monroe County, GA, Development Authority, PCR:
Gulf Power Co.	1.700%	6/21/17	2,500,000	2,504,975	(a)(b)
Gulf Power Co., Plant Scherer Project	2.000%	6/21/18	6,500,000	6,520,735	(a)(b)
Oglethorpe Power Corp. Scherer Project	2.400%	4/1/20	3,925,000	3,985,719	(a)(b)

See Notes to Financial Statements.

16	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — continued
Private Colleges & Universities Authority, GA, Revenue, Agnes Scott College	2.500%	6/1/19	$3,000,000	$3,019,230	(a)(b)
Richmond County, GA, Board of Education, GO	5.000%	10/1/17	2,750,000	2,818,530
Total Georgia				89,739,602
Hawaii — 0.0%
Hawaii State Department of Budget & Finance, Special Purpose Senior Living Revenue, Kahala Senior Living Community Inc.	5.000%	11/15/18	400,000	422,156
Illinois — 9.3%
Chicago, IL, GO	5.000%	1/1/18	2,100,000	2,117,850
Chicago, IL, GO	5.000%	1/1/19	4,600,000	4,673,554
Chicago, IL, GO	5.000%	1/1/20	4,850,000	4,944,381
Chicago, IL, Midway Airport Revenue	5.000%	1/1/20	2,000,000	2,175,060	(c)
Chicago, IL, Motor Fuel Tax Revenue	5.000%	1/1/19	1,150,000	1,192,228
Chicago, IL, O’Hare International Airport Revenue:
General, Senior Lien	4.000%	1/1/19	20,000,000	20,916,400	(c)
General, Senior Lien	5.000%	1/1/19	4,180,000	4,466,246
Chicago, IL, Park District, GO:
Harbor Facilities	4.000%	1/1/18	1,150,000	1,170,953
Harbor Facilities	5.000%	1/1/19	1,000,000	1,053,740
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/18	1,500,000	1,538,730
Illinois State EFA Revenue, University of Chicago	1.550%	2/13/20	2,500,000	2,482,150	(a)(b)
Illinois State Finance Authority Revenue, Ascension Health	5.000%	5/1/17	2,300,000	2,315,916	(a)(b)
Illinois State Municipal Electric Agency Power Supply Revenue	5.000%	2/1/18	2,000,000	2,072,920
Illinois State Sales Tax Revenue:
Build Illinois	5.000%	6/15/17	3,435,000	3,476,014
Build Illinois-Junior Obligation	5.000%	6/15/17	3,245,000	3,283,745
Build Illinois-Junior Obligation	4.000%	6/15/20	8,825,000	9,467,372
Illinois State Toll Highway Authority Revenue	5.000%	12/1/19	1,950,000	2,138,877
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	6/15/17	6,100,000	6,173,749
Illinois State Unemployment Insurance, Fund Building Receipts Revenue	5.000%	12/15/17	1,890,000	1,892,854
Illinois State, GO	5.000%	4/1/17	3,750,000	3,759,900
Illinois State, GO	5.000%	8/1/17	7,000,000	7,095,270
Illinois State, GO	4.000%	7/1/18	9,460,000	9,697,730
Illinois State, GO	5.000%	7/1/19	8,900,000	9,294,893

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	17

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Illinois — continued
Illinois State, GO	5.000%	2/1/22	$2,740,000	$2,906,126
Illinois State, GO	5.000%	8/1/23	17,260,000	18,286,970
Regional Transportation, IL, Authority Revenue, NATL	6.250%	7/1/20	9,920,000	11,401,850
University of Illinois, IL, Board of Trustees, COP	3.000%	8/15/18	10,000,000	10,265,200
Total Illinois				150,260,678
Indiana — 3.9%
Indiana State Finance Authority Health System Revenue, Sisters St. Francis Health	5.000%	11/1/19	2,045,000	2,174,489
Indiana State Finance Authority, Hospital Revenue:
Methodist Hospitals Inc.	5.000%	9/15/17	250,000	254,415
Methodist Hospitals Inc.	5.000%	9/15/19	300,000	322,200
Indiana State Health Facilities Financing Authority Revenue:
Ascension Health Credit Group	1.150%	12/1/17	2,770,000	2,776,981	(a)(b)
Ascension Health Credit Group	1.250%	5/1/20	3,950,000	3,882,297	(a)(b)
Whiting, IN, Environmental Facilities Revenue:
BP Products North America Inc. Project	5.000%	11/1/22	15,000,000	16,976,100	(a)(b)(c)
BP Products North America Inc. Project	5.000%	3/1/23	10,000,000	11,223,900	(a)(b)(c)
BP Products North America Inc. Project, BP PLC	1.390%	12/2/19	20,000,000	19,903,200	(a)(b)(c)
BP Products North America Inc., BP PLC	1.850%	10/1/19	6,000,000	5,998,440	(a)(b)
Total Indiana				63,512,022
Kansas — 0.2%
Kansas State Department of Transportation Highway Revenue:
LIBOR Index	0.843%	9/1/18	2,000,000	1,996,100	(b)
LIBOR Index	0.923%	9/1/19	2,000,000	1,997,600	(b)
Total Kansas				3,993,700
Kentucky — 2.5%
Carroll County, KY, PCR, Kentucky Utilities Co. Project	1.050%	9/1/19	2,500,000	2,457,475	(a)(b)
Kentucky Public Transportation Infrastructure Authority Toll Revenue, BAN, Downtown Crossing Project	5.000%	7/1/17	15,970,000	16,147,906
Trimble County, KY, PCR	1.350%	5/1/18	14,000,000	14,019,180	(a)(b)(c)
Trimble County, KY, PCR, Louisville Gas & Electric Co., Remarketed 12/15/14	1.050%	3/1/18	7,500,000	7,488,150	(a)(b)
Total Kentucky				40,112,711
Louisiana — 0.1%
Louisiana Stadium & Exposition District Revenue	5.000%	7/1/18	850,000	889,984

See Notes to Financial Statements.

18	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 1.3%
Massachusetts State DFA Revenue:
Avon Associates LLC Project, AGM	4.000%	10/1/17	$1,020,000	$1,039,309
Partners Healthcare System Inc.	1.190%	1/30/18	8,785,000	8,786,142	(a)(b)
Massachusetts State HEFA Revenue:
Amherst College	0.800%	12/1/17	6,500,000	6,485,570	(a)(b)
Refunding\Partners Healthcare Systems	5.000%	7/1/18	2,575,000	2,609,865
Massachusetts State, GO, Consolidated Loan	1.070%	1/1/18	1,880,000	1,881,542	(b)
Total Massachusetts				20,802,428
Michigan — 4.1%
Detroit, MI, City School District, GO, School Building & Site Improvement, Q-SBLF	5.000%	5/1/17	2,500,000	2,516,100
Gibraltar, MI, School District, GO, Q-SBLF	5.000%	5/1/17	1,100,000	1,107,788
Michigan State Finance Authority Revenue	5.000%	10/1/20	1,215,000	1,320,827
Michigan State Finance Authority Revenue	5.000%	10/1/21	1,300,000	1,445,418
Michigan State Finance Authority Revenue:
Detroit School District, Q-SBLF	5.000%	5/1/18	3,410,000	3,558,505
Hospital Oakwood Obligated Group	4.000%	11/1/17	4,645,000	4,735,903
Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/20	7,000,000	7,751,310
Michigan State Hospital Finance Authority Revenue:
Ascension Health	1.400%	6/29/18	8,815,000	8,856,519	(a)(b)
Ascension Health Credit Group	1.500%	5/1/20	2,320,000	2,297,983	(a)(b)
Michigan State Strategic Fund Ltd. Obligation Revenue, Events Center Project	4.125%	1/1/19	29,000,000	29,462,260	(a)(b)
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	5.000%	9/1/18	1,600,000	1,689,792
Wyandotte, MI, School District, GO, Q-SBLF	5.000%	5/1/17	1,305,000	1,313,913
Total Michigan				66,056,318
Minnesota — 0.4%
St. Paul, MN, Housing & Redevelopment Authority Health Care Revenue, Allina Health System, NATL	5.000%	11/15/18	6,090,000	6,267,706
Mississippi — 0.4%
Mississippi State Business Finance Corp., Solid Waste Disposal Revenue:
Waste Management Inc. Project	1.000%	7/1/17	4,000,000	3,999,200
Waste Management Inc. Project	1.125%	9/1/17	1,550,000	1,550,728	(a)(b)
Mississippi State Development Bank Special Obligation Revenue, City of Jackson, Capital City Convention Center, Municipal Government Gtd.	5.000%	3/1/19	1,000,000	1,063,020
Total Mississippi				6,612,948

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	19

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Missouri — 0.2%
St. Louis County, MO, IDA, Senior Living Facilities Revenue, Friendship Village of Sunset Hills	2.850%	9/1/18	$3,500,000	$3,504,165
Nebraska — 0.5%
Central Plains Energy Project, NE, Gas Project Revenue:
Project #1, Goldman Sachs Group Inc.	5.250%	12/1/18	3,000,000	3,215,550
Project #3	5.000%	9/1/18	4,050,000	4,284,738
Total Nebraska				7,500,288
Nevada — 0.6%
Clark County, NV, Airport Revenue, Junior Subordinated Lien Notes	5.000%	7/1/17	3,000,000	3,038,730	(c)
Clark County, NV, PCR, Southern California Edison Co.	1.875%	4/1/20	3,650,000	3,671,243	(a)(b)
Washoe County, NV, Gas Facilities Revenue, Sierra Pacific Power Co.	1.500%	6/3/19	3,000,000	2,967,120	(a)(b)(c)
Total Nevada				9,677,093
New Hampshire — 0.3%
New Hampshire State Business Finance Authority Solid Waste Disposal Revenue, Waste Management Inc.	2.125%	6/1/18	5,000,000	5,029,100	(a)(b)(c)
New Jersey — 8.6%
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/18	1,000,000	1,033,780
Casino Reinvestment Development Authority, NJ, Luxury Tax Revenue	5.000%	11/1/20	1,000,000	1,057,420
Hamilton Township, NJ, Mercer County, GO	3.000%	8/1/17	1,750,000	1,766,712
Hamilton Township, NJ, Mercer County, GO	4.000%	8/1/18	1,000,000	1,043,080
Lenape, NJ, Regional High School District, GO, School Board Reserve Fund	4.000%	3/15/18	1,000,000	1,031,080
Mount Laurel Township, NJ, Board of Education, GO:
School Board Reserve Fund	4.000%	8/1/17	1,000,000	1,013,020
School Board Reserve Fund	4.000%	8/1/18	1,000,000	1,041,210
New Jersey State EDA Lease Revenue:
Rutgers University	5.000%	6/15/18	1,000,000	1,051,920
Rutgers University	5.000%	6/15/19	1,380,000	1,497,093
New Jersey State EDA Revenue	5.000%	6/15/17	6,000,000	6,053,280
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	2,965,000	3,078,026	(c)
School Facilities Construction	5.000%	6/15/18	1,805,000	1,876,965
School Facilities Construction	5.000%	6/15/18	695,000	731,265	(d)
School Facilities Construction, SIFMA	2.190%	9/1/27	1,550,000	1,450,009	(b)
School Facilities Construction, State Appropriations	5.000%	3/1/19	10,365,000	11,164,556	(d)

See Notes to Financial Statements.

20	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State EFA Revenue:
Kean University	5.000%	7/1/20	$1,000,000	$1,107,330
Rider University	5.000%	7/1/17	1,000,000	1,011,640
New Jersey State Higher Education Assistance Authority, Student Loan Revenue:
Senior	4.000%	12/1/17	1,500,000	1,529,430	(c)
Senior	5.000%	12/1/18	3,000,000	3,167,250	(c)
Senior	3.000%	12/1/19	10,250,000	10,500,100	(c)
New Jersey State Transportation Trust Fund Authority Revenue:
Federal Highway Reimbursement Notes	5.000%	6/15/21	4,000,000	4,145,480
Federal Highway Reimbursement Notes	5.000%	6/15/22	5,000,000	5,477,350
Transportation Program	1.840%	12/15/21	15,000,000	14,641,950	(a)(b)
Transportation Program, State Appropriations	5.000%	6/15/17	1,000,000	1,011,300
Transportation Program, State Appropriations	4.000%	6/15/18	5,875,000	6,035,094
Transportation Program, State Appropriations	5.000%	6/15/22	5,000,000	5,383,650
Transportation System	5.000%	12/15/17	5,000,000	5,151,600
Transportation System	5.000%	12/15/18	8,300,000	8,699,479
New Jersey State Turnpike Authority Revenue	1.093%	1/1/18	6,230,000	6,230,810	(a)(b)
New Jersey State Turnpike Authority Revenue	1.190%	1/1/18	7,500,000	7,507,607	(b)
Newark, NJ, GO, Qualified General Improvement	5.000%	7/15/18	4,000,000	4,160,880
North Hudson, NJ, Sewerage Authority, Gross Revenue Lease Certificates	4.000%	6/1/17	775,000	780,999	(d)
Passaic Valley, NJ, Sewage Commissioners Sewer System Revenue, AGM	5.000%	12/1/20	7,295,000	8,189,951
Rutgers State University Revenue	4.000%	5/1/18	750,000	776,790
Salem County, NJ, Industrial PCFA Revenue, Philadelphia Electric Co.	2.500%	3/1/19	3,000,000	2,995,350	(a)(b)(c)
Trenton, NJ, GO	4.000%	7/15/18	1,895,000	1,960,908
Union County, NJ, GO:
School Board Reserve Fund	4.000%	3/1/18	975,000	1,005,547
School Board Reserve Fund	4.000%	3/1/18	25,000	25,763	(d)
School Board Reserve Fund	4.000%	3/1/19	1,465,000	1,549,780
School Board Reserve Fund	4.000%	3/1/19	35,000	37,011	(d)
Total New Jersey				137,972,465
New Mexico — 4.2%
Farmington, NM, PCR:
Public Service Co. of New Mexico	1.875%	10/1/21	3,000,000	2,956,440	(a)(b)
Southern California Edison Co.	1.875%	4/1/20	24,750,000	24,827,467	(a)(b)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	21

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New Mexico — continued
New Mexico State Municipal Energy Acquisition Authority Gas Supply Revenue:
SPA-Royal Bank of Canada	1.273%	8/1/19	$16,000,000	$15,963,840	(a)(b)
SPA-Royal Bank of Canada	5.000%	8/1/19	22,660,000	24,491,608	(a)(b)
Total New Mexico				68,239,355
New York — 9.4%
Build NYC Resource Corp., NY, Revenue, YMCA of Greater New York Project	5.000%	8/1/17	660,000	670,382
Build NYC Resource Corp., NY, Solid Waste Disposal Revenue, Pratt Paper Inc. Project	3.750%	1/1/20	470,000	479,301	(c)(f)
Erie County, NY, Fiscal Stability Authority Revenue:
Sales Tax & State Aid Secured	5.000%	1/15/19	1,000,000	1,074,550
Sales Tax & State Aid Secured	4.000%	3/15/19	600,000	635,514
Greece, NY, CSD, GO	5.000%	12/15/17	650,000	671,476
Long Island, NY, Power Authority Electric System Revenue	1.366%	11/1/18	1,500,000	1,503,735	(a)(b)
Long Island, NY, Power Authority Revenue	5.250%	4/1/19	2,140,000	2,317,770
Long Island, NY, Power Authority Revenue	5.250%	4/1/19	2,060,000	2,236,893	(d)
Monroe County, NY, GO:
BAM	4.000%	6/1/19	5,165,000	5,478,309
BAM	5.000%	6/1/20	5,115,000	5,690,079
MTA, NY, Dedicated Tax Fund Revenue	1.220%	11/1/19	3,155,000	3,163,235	(a)(b)
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	5.000%	7/1/18	1,275,000	1,340,178
Winthrop University Hospital Assistance Project	5.000%	7/1/18	685,000	715,092
New York City, NY, HDC Revenue	5.000%	7/1/17	4,375,000	4,433,931
New York City, NY, HDC Revenue	5.000%	7/1/18	3,250,000	3,416,562
New York City, NY, TFA Revenue, Future Tax Secured	2.000%	8/1/18	10,000,000	10,155,300
New York State Dormitory Authority Revenue, Non-State Supported Debt, Wyckoff Heights Medical Center, State Appropriations	4.000%	2/15/19	2,785,000	2,947,059
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations	5.000%	5/1/19	32,805,000	35,492,714
New York State Thruway Authority, State Personal Income Tax Revenue, Transportation	4.000%	3/15/18	1,000,000	1,033,070
New York State Transportation Development Corp. Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/21	10,000,000	10,722,000	(c)
Terminal One Group Association LP	5.000%	1/1/20	6,255,000	6,827,833	(c)

See Notes to Financial Statements.

22	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
New York — continued
Orange County, NY, Funding Corp. Revenue:
Mount St. Mary College	4.000%	7/1/17	$1,060,000	$1,069,911
Mount St. Mary College	4.000%	7/1/18	1,110,000	1,146,330
Port Authority of New York & New Jersey Revenue	5.000%	10/1/20	2,500,000	2,798,100	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/1/21	4,225,000	4,818,486	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/1/22	5,810,000	6,718,858	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/22	10,000,000	11,574,600	(c)
Port Authority of New York & New Jersey Revenue	5.000%	10/15/24	5,985,000	6,801,234	(c)
Suffolk County, NY, GO, AGM	5.000%	10/1/18	1,000,000	1,060,180
Tobacco Settlement Financing Corp., NY, Revenue:
State Appropriations	5.000%	6/1/21	7,500,000	7,575,150
State Appropriations	5.000%	6/1/22	7,700,000	7,777,000
Total New York				152,344,832
North Carolina — 0.3%
North Carolina State Medical Care Commission, Health Care Facilities Revenue, Wake Forest Baptist Obligated Group	1.380%	12/1/17	4,250,000	4,242,732	(a)(b)
Ohio — 0.7%
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/18	1,000,000	1,032,960
Jobsohio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/19	2,200,000	2,352,724
Lancaster, OH, Port Authority Gas Revenue:
SPA-Royal Bank of Canada	1.123%	2/1/19	2,000,000	1,991,320	(b)
SPA-Royal Bank of Canada	1.143%	8/1/19	2,000,000	1,987,120	(b)
Ohio State Water Development Authority Revenue, Waste Management Inc. Project	1.550%	7/1/21	1,800,000	1,768,032
Warren County, OH, Health Care Facilities Revenue, Otterbein Homes Obligation	5.000%	7/1/20	2,550,000	2,820,198
Total Ohio				11,952,354
Oregon — 0.5%
Gilliam County, OR, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	10/1/18	3,000,000	3,013,560
Medford, OR, Hospital Facilities Authority Revenue, Rogue Valley Manor	4.000%	10/1/18	1,070,000	1,109,162
Oregon State Facilities Authority Revenue, Legacy Health Project	5.250%	5/1/19	3,250,000	3,526,997
Portland, OR, River District Urban Renewal & Redevelopment Tax Allocation	5.000%	6/15/18	1,000,000	1,050,730
Total Oregon				8,700,449

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	23

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — 7.9%
Allegheny County, PA, Higher Education Building Authority University Revenue:
Duquesne University of the Holy Spirit	5.000%	3/1/18	$1,000,000	$1,039,380
Duquesne University of the Holy Spirit	5.000%	3/1/19	500,000	535,895
Bucks County, PA, IDA, Solid Waste Revenue, Waste Management Inc. Project	1.500%	2/1/18	13,400,000	13,412,060	(a)(b)(c)
Cambria County, PA, GO, BAM	4.000%	8/1/17	685,000	694,001
Delaware River Port Authority, PA, Revenue:
Port District Project	5.000%	1/1/18	1,235,000	1,270,407
Port District Project	5.000%	1/1/19	3,490,000	3,686,592
Montgomery County, PA, IDA Revenue, Peco Energy Co. Project	2.550%	6/1/20	3,000,000	3,014,850	(a)(b)
Pennsylvania State Economic Development Financing Authority, Exempt Facilities Revenue:
Amtrak Project	5.000%	11/1/17	1,920,000	1,971,610	(c)
Amtrak Project	3.000%	11/1/18	750,000	772,253	(c)
Pennsylvania State Economic Development Financing Authority, Solid Waste Disposal Revenue, Waste Management Inc. Project	1.500%	5/1/18	2,000,000	2,000,240	(a)(b)
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/21	3,000,000	3,206,580
Pennsylvania State Economic Development Financing Authority, Unemployment Compensation Revenue	5.000%	1/1/22	4,000,000	4,052,960
Pennsylvania State Higher EFA Revenue:
AICUP Financing Program-Messiah College	4.000%	11/1/17	1,145,000	1,168,255
AICUP Financing Program-Messiah College	4.000%	11/1/18	700,000	732,844
Delaware Valley College of Science & Agriculture	4.000%	11/1/17	1,030,000	1,035,850
Shippensburg University Student Services Inc.	4.000%	10/1/17	130,000	130,498
Shippensburg University Student Services Inc.	4.000%	10/1/18	560,000	566,502
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.750%	4/1/17	835,000	835,292	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	1.850%	10/1/17	625,000	626,663	(c)
Pennsylvania State Housing Finance Agency, Single-Family Mortgage Revenue	2.000%	4/1/18	1,000,000	1,003,930	(c)
Pennsylvania State IDA Revenue, Economic Development	5.000%	7/1/17	4,895,000	4,962,404
Pennsylvania State Public School Building Authority Palease Revenue:
Philadelphia School District	4.000%	6/1/18	2,160,000	2,215,469
Philadelphia School District	5.000%	6/1/19	1,500,000	1,592,115
Pennsylvania State Turnpike Commission Revenue	1.340%	12/1/19	10,000,000	10,008,100	(b)

See Notes to Financial Statements.

24	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Pennsylvania — continued
Pennsylvania State Turnpike Commission Revenue	1.520%	12/1/20	$13,775,000	$13,837,263	(b)
Pennsylvania State Turnpike Commission Revenue	1.620%	12/1/21	5,000,000	5,024,650	(b)
Pennsylvania State Turnpike Commission Revenue:
SIFMA	1.240%	12/1/17	18,820,000	18,818,871	(b)
SIFMA	1.320%	12/1/18	2,500,000	2,501,700	(b)
Pennsylvania State, GO	5.000%	6/15/24	2,000,000	2,322,300
Philadelphia, PA, Gas Works Revenue, 1998 General Ordinance	5.000%	10/1/21	1,000,000	1,126,860
Philadelphia, PA, Hospitals & Higher EFA Revenue, Temple University Health System	5.000%	7/1/17	1,000,000	1,009,080
Philadelphia, PA, School District, GO	5.000%	9/1/17	4,750,000	4,834,930
Philadelphia, PA, School District, GO	5.000%	9/1/19	7,240,000	7,723,993
Philadelphia, PA, Water and Wastewater Revenue	5.000%	1/1/19	1,455,000	1,557,374
Susquehanna, PA, Area Regional Airport Authority System Revenue	5.000%	1/1/18	3,405,000	3,474,768	(c)
Trinity, PA, Area School District, GO:
AGM	5.000%	11/1/17	2,850,000	2,929,315	(d)
AGM	5.000%	11/1/17	2,025,000	2,076,577
Total Pennsylvania				127,772,431
South Carolina — 0.7%
SCAGO, SC, Educational Facilities Corp. for Pickens School District Revenue	5.000%	12/1/18	1,000,000	1,067,360
South Carolina State Jobs-EDA Revenue:
Bon Secours Health Systems Inc.	4.500%	11/1/17	500,000	511,935
Bon Secours Health Systems Inc.	5.000%	11/1/18	1,500,000	1,595,235
South Carolina State Public Service Authority Revenue, Santee Cooper Project	5.000%	12/1/17	8,000,000	8,248,800
Total South Carolina				11,423,330
Tennessee — 0.2%
Shelby County, TN, Health Educational & Housing Facilities Board Revenue, Baptist Memorial Health Care Obligated Group	5.000%	9/1/17	3,695,000	3,769,935
Texas — 11.9%
Beaumont, TX, ISD, GO, PSF-GTD	5.000%	2/15/19	4,220,000	4,545,995
Central Texas Regional Mobility Authority Revenue:
Senior Lien	5.000%	1/1/18	1,000,000	1,029,840
Senior Lien	5.000%	1/1/19	500,000	530,585
Dallas, TX, GO	5.000%	2/15/18	1,675,000	1,734,764
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/17	2,000,000	2,055,800

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	25

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Dallas-Fort Worth, TX, International Airport Revenue	5.000%	11/1/18	$1,000,000	$1,064,860
Dallas-Fort Worth, TX, International Airport Revenue, Joint	5.000%	11/1/17	2,575,000	2,645,092	(c)
Denton, TX, ISD, GO, PSF-GTD, School Building	2.000%	8/1/20	2,000,000	2,031,200	(a)(b)
Goose Creek, TX, Consolidated ISD, GO, PSF-GTD, School Building	1.350%	8/15/18	10,000,000	10,021,500	(a)(b)
Gulf Coast, TX, Waste Disposal Authority Revenue, U.S. Steel Corp. Project	5.750%	9/1/17	3,000,000	3,012,930
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Hospital, Memorial Hermann Health System	1.220%	12/1/19	3,425,000	3,421,712	(a)(b)
Memorial Hermann Healthcare System	1.140%	6/1/17	3,600,000	3,599,820	(b)
Memorial Hermann Healthcare System	1.390%	6/1/20	1,065,000	1,068,589	(b)
Harris County, TX, Revenue:
Toll Road	1.270%	8/15/17	5,500,000	5,499,780	(b)
Toll Road	1.420%	8/15/18	6,000,000	6,008,460	(b)
Houston, TX, Airport System Revenue	5.000%	7/1/17	10,000,000	10,136,100	(c)
Houston, TX, Airport System Revenue, United Airlines Inc., Terminal E Project	4.500%	7/1/20	8,150,000	8,434,679	(c)
Katy, TX, ISD, GO, PSF-GTD	5.000%	8/15/17	4,875,000	4,964,749	(a)(b)
Love Field, TX, Airport Modernization Corp., Special Facilities Revenue, Southwest Airlines Co. Project	5.000%	11/1/17	7,710,000	7,899,666	(c)
North East, TX, ISD, GO, School Building, PSF-GTD	2.000%	8/1/19	14,660,000	14,683,896	(a)(b)
North Texas Tollway Authority Revenue:
First Tier	1.440%	1/1/19	11,000,000	11,019,250	(a)(b)
First Tier	1.310%	1/1/20	43,250,000	43,216,697	(a)(b)
Round Rock, TX, ISD, GO, PSF-GTD	1.500%	8/1/21	5,000,000	4,951,350	(a)(b)
San Antonio, TX, Electric and Gas Revenue, Junior Lien	2.000%	12/1/18	5,000,000	5,044,050	(a)(b)
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Methodist Hospitals of Dallas	5.000%	10/1/17	1,075,000	1,101,542
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue, Buckingham Senior Living Community Project	3.875%	11/15/20	3,000,000	3,005,730
Texas A & M University Revenue:
Financing System	5.000%	5/15/17	1,625,000	1,639,446
Financing System	5.000%	5/15/18	1,000,000	1,048,940
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	11,010,000	11,202,345
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue, 1st Tier	5.000%	12/15/17	4,000,000	4,118,080
Texas State Transportation Commission Turnpike System Revenue	5.000%	4/1/20	7,500,000	8,208,225	(a)(b)

See Notes to Financial Statements.

26	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Texas State, GO, Transport Commission — Mobility Fund	1.020%	10/1/18	$4,000,000	$3,999,000	(a)(b)
Total Texas				192,944,672
Virginia — 1.7%
Wise County, VA, IDA, Solid Waste & Sewage Disposal Revenue:
Virginia Electric & Power Co.	1.875%	6/1/20	5,000,000	4,992,900	(a)(b)
Virginia Electric & Power Co.	2.150%	9/1/20	14,500,000	14,612,230	(a)(b)
York County, VA, EDA, PCR, Virginia Electric & Power Co.	1.875%	5/16/19	8,150,000	8,173,635	(a)(b)
Total Virginia				27,778,765
Washington — 0.4%
Port of Seattle, WA, Revenue, Intermediate	5.000%	8/1/20	2,000,000	2,231,900	(c)
Spokane, WA, Public Facilities District Revenue	5.000%	12/1/18	1,130,000	1,204,094
Washington State HFC Revenue, Heron’s Key Senior Living	4.875%	1/1/22	3,000,000	3,004,740	(f)
Total Washington				6,440,734
West Virginia — 0.4%
West Virginia State University Revenue, West Virginia University Project	1.170%	10/1/19	7,000,000	6,999,860	(a)(b)
Wisconsin — 0.9%
Public Finance Authority, WI, Solid Waste Disposal Revenue, Waste Management Inc. Project	2.000%	6/1/21	6,345,000	6,303,948	(a)(b)(c)
Wisconsin State HEFA Revenue, Ascension Senior Credit Group	1.375%	12/3/19	5,800,000	5,769,608	(a)(b)
Wisconsin State Transportation Revenue	4.000%	7/1/17	2,150,000	2,173,822
Total Wisconsin				14,247,378
Total Municipal Bonds (Cost — $1,529,468,157)				1,530,797,285
Collateralized Mortgage Obligations — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates:
M012 A1A1	1.600%	8/15/51	5,000,000	4,826,820
M012 A1A2	1.600%	8/15/51	3,000,000	2,896,089
Total Collateralized Mortgage Obligations (Cost — $8,000,000)				7,722,909
Total Investments before Short-Term Investments (Cost — $1,537,468,157)				1,538,520,194
Short-Term Investments — 4.0%
Municipal Bonds — 4.0%
Florida — 0.0%
Miami-Dade County, FL, IDA Revenue, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.670%	8/1/18	800,000	800,000	(c)(g)(h)

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	27

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.3%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue, Second Indenture	0.920%	7/1/17	$5,000,000	$5,000,000	(a)(b)
New York — 3.6%
New York City, NY, GO, AGM, SPA-Dexia Credit Local	0.790%	11/1/26	2,985,000	2,985,000	(g)(h)
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.790%	6/15/32	8,100,000	8,100,000	(g)(h)
Second General Resolution, SPA-Dexia Credit Local	0.810%	6/15/32	30,920,000	30,920,000	(g)(h)
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.790%	8/1/22	500,000	500,000	(g)(h)
Future Tax Secured, SPA-Dexia Credit Local	0.790%	8/1/23	3,200,000	3,200,000	(g)(h)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.790%	11/1/22	11,900,000	11,900,000	(g)(h)
New York State LGAC Revenue, Senior Lien, SPA-JPMorgan Chase	0.640%	4/1/21	255,000	255,000	(g)(h)
Total New York				57,860,000
West Virginia — 0.1%
Fayette County, WV, Commission, Solid Waste Disposal Facilities Revenue, Georgia Pacific Corp., LOC-Georgia-Pacific LLC	0.820%	5/1/18	1,500,000	1,500,000	(c)(f)(g)(h)
Total Municipal Bonds (Cost — $65,160,000)				65,160,000

			Shares
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $66,481)	0.479%		66,481	66,481
Total Short-Term Investments (Cost — $65,226,481)				65,226,481
Total Investments — 99.2% (Cost — $1,602,694,638#)				1,603,746,675
Other Assets in Excess of Liabilities — 0.8%				12,341,068
Total Net Assets — 100.0%				$1,616,087,743

(a)	Maturity date shown represents the mandatory tender date.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Security is purchased on a when-issued basis.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(g)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

See Notes to Financial Statements.

28	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Western Asset Short Duration Municipal Income Fund

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

#	Aggregate cost for federal income tax purposes is $1,602,815,255.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AICUP	— Association of Independent Colleges and Universities of Pennsylvania
BAM	— Build America Mutual — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
CSD	— Central School District
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
ISD	— Independent School District
LGAC	— Local Government Assistance Corporation
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SCAGO	— South Carolina Association of Governmental Organizations
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
USD	— Unified School District

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	29

Schedule of investments (cont’d)

February 28, 2017

Western Asset Short Duration Municipal Income Fund

Ratings table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	6.9%
AA/Aa	32.5
A	43.7
BBB/Baa	8.5
BB/Ba	1.6
B/B	0.2
A-1/VMIG 1	3.7
NR***	2.9
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

30	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Statement of assets and liabilities

February 28, 2017

Assets:
Investments, at value (Cost — $1,602,694,638)	$1,603,746,675
Receivable for Fund shares sold	11,854,778
Interest receivable	11,598,390
Receivable for securities sold	135,000
Prepaid expenses	118,369
Total Assets	1,627,453,212

Liabilities:
Payable for Fund shares repurchased	6,471,097
Payable for securities purchased	3,415,000
Investment management fee payable	555,887
Service and/or distribution fees payable	383,141
Distributions payable	88,482
Trustees’ fees payable	3,174
Accrued expenses	448,688
Total Liabilities	11,365,469
Total Net Assets	$1,616,087,743

Net Assets:
Par value (Note 7)	$3,180
Paid-in capital in excess of par value	1,628,107,805
Undistributed net investment income	1,048,174
Accumulated net realized loss on investments	(14,123,453)
Net unrealized appreciation on investments	1,052,037
Total Net Assets	$1,616,087,743

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	31

Statement of assets and liabilities (cont’d)

February 28, 2017

Net Assets:
Class A	$305,578,344
Class A2	$1,110,281
Class C	$905,842,786
Class I	$403,556,332

Shares Outstanding:
Class A	60,120,890
Class A2	218,445
Class C	178,231,533
Class I	79,392,997

Net Asset Value:
Class A (and redemption price)	$5.08
Class A2 (and redemption price)	$5.08
Class C (and redemption price)	$5.08
Class I (and redemption price)	$5.08
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$5.20
Class A2 (based on maximum initial sales charge of 2.25%)	$5.20

See Notes to Financial Statements.

32	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Statements of operations

For the Period Ended February 28, 2017 and the Year Ended October 31, 2016

	2017†	2016

Investment Income:
Interest	$9,908,576	$30,912,050

Expenses:
Investment management fee (Note 2)	2,480,614	8,110,750
Service and/or distribution fees (Notes 2 and 5)	1,719,960	5,709,477
Transfer agent fees (Note 5)	270,664	821,358
Fund accounting fees	45,622	144,249
Registration fees	41,685	132,064
Legal fees	39,303	126,963
Shareholder reports	25,316	42,477
Audit and tax fees	18,226	54,682
Trustees’ fees	14,390	32,974
Insurance	7,752	26,392
Commitment fees (Note 8)	6,555	20,255
Custody fees	3,908	11,708
Miscellaneous expenses	10,651	37,458
Total Expenses	4,684,646	15,270,807
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,564)	—
Net Expenses	4,682,082	—
Net Investment Income	5,226,494	15,641,243

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(4,220,739)	(505,555)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(6,592,249)	(4,862,717)
Net Loss on Investments	(10,812,988)	(5,368,272)
Increase (Decrease) in Net Assets From Operations	$(5,586,494)	$10,272,971

†	For the period November 1, 2016 through February 28, 2017.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	33

Statements of changes in net assets

For the Period Ended February 28, 2017 and the Years Ended October 31,	2017†	2016	2015

Operations:
Net investment income	$5,226,494	$15,641,243	$19,764,737
Net realized loss	(4,220,739)	(505,555)	(2,011,350)
Change in net unrealized appreciation (depreciation)	(6,592,249)	(4,862,717)	(16,192,821)
Increase (Decrease) in Net Assets From Operations	(5,586,494)	10,272,971	1,560,566

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(5,222,510)	(15,420,652)	(18,906,709)
Decrease in Net Assets From Distributions to Shareholders	(5,222,510)	(15,420,652)	(18,906,709)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	261,643,176	776,204,366	841,793,567
Reinvestment of distributions	4,836,859	14,130,765	17,535,302
Cost of shares repurchased	(428,537,458)	(916,229,231)	(1,091,885,120)
Decrease in Net Assets From Fund Share Transactions	(162,057,423)	(125,894,100)	(232,556,251)
Decrease in Net Assets	(172,866,427)	(131,041,781)	(249,902,394)

Net Assets:
Beginning of period	1,788,954,170	1,919,995,951	2,169,898,345
End of period*	$1,616,087,743	$1,788,954,170	$1,919,995,951
*Includes undistributed net investment income of:	$1,048,174	$1,048,781	$907,640

†	For the period November 1, 2016 through February 28, 2017.

See Notes to Financial Statements.

34	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]	2012[3]

Net asset value, beginning of period	$5.11	$5.12	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.02	0.05	0.06	0.07	0.06	0.08
Net realized and unrealized gain (loss)	(0.03)	(0.01)	(0.05)	0.02	(0.05)	0.04
Total income (loss) from operations	(0.01)	0.04	0.01	0.09	0.01	0.12

Less distributions from:
Net investment income	(0.02)	(0.05)	(0.06)	(0.07)	(0.06)	(0.08)
Total distributions	(0.02)	(0.05)	(0.06)	(0.07)	(0.06)	(0.08)

Net asset value, end of period	$5.08	$5.11	$5.12	$5.17	$5.15	$5.20
Total return[4]	(0.22)%	0.85%	0.13%	1.72%	0.29%	2.35%

Net assets, end of period (000s)	$305,578	$351,815	$418,493	$436,079	$533,298	$508,851

Ratios to average net assets:
Gross expenses	0.66%[5]	0.66%	0.65%	0.66%	0.66%	0.65%
Net expenses[6]	0.66 [5]	0.66	0.65	0.66	0.66	0.65
Net investment income	1.13 [5]	1.05	1.15	1.33	1.25	1.55

Portfolio turnover rate	10%	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A2 Shares[1]	2017[2]	2016[3]	2015[4]

Net asset value, beginning of period	$5.11	$5.13	$5.15

Income (loss) from operations:
Net investment income	0.01	0.04	0.04
Net realized and unrealized loss	(0.03)	(0.02)	(0.02)
Total income (loss) from operations	(0.02)	0.02	0.02

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.04)
Total distributions	(0.01)	(0.04)	(0.04)

Net asset value, end of period	$5.08	$5.11	$5.13
Total return[5]	(0.31)%	0.46%	0.34%

Net assets, end of period (000s)	$1,110	$1,255	$908

Ratios to average net assets:
Gross expenses	0.97%[6]	0.87%	0.68%[6]
Net expenses[7]	0.95 [6,8]	0.87	0.68 [6]
Net investment income	0.85 [6]	0.85	1.16 [6]

Portfolio turnover rate	10%	30%	30%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]	For the period February 27, 2015 (inception date) to October 31, 2015.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	For the year ended October 31, 2015.

See Notes to Financial Statements.

36	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]	2012[3]

Net asset value, beginning of period	$5.11	$5.12	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.01	0.04	0.04	0.05	0.05	0.06
Net realized and unrealized gain (loss)	(0.03)	(0.01)	(0.05)	0.02	(0.05)	0.04
Total income (loss) from operations	(0.02)	0.03	(0.01)	0.07	0.00 [4]	0.10

Less distributions from:
Net investment income	(0.01)	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Total distributions	(0.01)	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$5.08	$5.11	$5.12	$5.17	$5.15	$5.20
Total return[5]	(0.33)%	0.49%	(0.22)%	1.36%	(0.07)%	1.99%

Net assets, end of period (000s)	$905,843	$1,016,497	$1,124,188	$1,331,042	$1,410,227	$1,456,232

Ratios to average net assets:
Gross expenses	1.02%[6]	1.02%	1.01%	1.02%	1.02%	1.01%
Net expenses[7]	1.02 [6]	1.02	1.01	1.02	1.02	1.01
Net investment income	0.78 [6]	0.70	0.79	0.97	0.89	1.18

Portfolio turnover rate	10%	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	37

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2017[2]	2016[3]	2015[3]	2014[3]	2013[3]	2012[3]

Net asset value, beginning of period	$5.11	$5.13	$5.17	$5.15	$5.20	$5.16

Income (loss) from operations:
Net investment income	0.02	0.06	0.06	0.07	0.07	0.09
Net realized and unrealized gain (loss)	(0.03)	(0.02)	(0.04)	0.02	(0.05)	0.04
Total income (loss) from operations	(0.01)	0.04	0.02	0.09	0.02	0.13

Less distributions from:
Net investment income	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)	(0.09)
Total distributions	(0.02)	(0.06)	(0.06)	(0.07)	(0.07)	(0.09)

Net asset value, end of period	$5.08	$5.11	$5.13	$5.17	$5.15	$5.20
Total return[4]	(0.19)%	0.73%	0.41%	1.79%	0.39%	2.50%

Net assets, end of period (000s)	$403,556	$419,387	$376,406	$402,777	$290,098	$241,180

Ratios to average net assets:
Gross expenses	0.60%[5]	0.59%	0.57%	0.59%	0.60%	0.51%
Net expenses[6]	0.60 [5,7]	0.59	0.57	0.59	0.56 [7]	0.51
Net investment income	1.20 [5]	1.13	1.23	1.39	1.35	1.68

Portfolio turnover rate	10%	30%	30%	23%	28%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 1, 2016 through February 28, 2017.

[3]	For the year ended October 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

38	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Municipal Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in November 2016, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from October 31st to February 28th. This change resulted in a short-period annual report for the four-month period from November 1, 2016 through February 28, 2017.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	39

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

40	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Municipal bonds	—	$1,530,797,285	—	$1,530,797,285
Collateralized mortgage obligations	—	7,722,909	—	7,722,909
Total long-term investments	—	1,538,520,194	—	1,538,520,194
Short-term investments†:
Municipal bonds	—	65,160,000	—	65,160,000
Money market funds	$66,481	—	—	66,481
Total short-term investments	66,481	65,160,000	—	65,226,481
Total investments	$66,481	$1,603,680,194	—	$1,603,746,675

†	See Schedule of Investments for additional detailed categorizations.

(b) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(c) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	41

Notes to financial statements (cont’d)

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(4,591)	$4,591

(a)	Reclassifications are due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

42	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C and Class I shares did not exceed 0.75%, 0.95%, 1.10% and 0.60%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the period ended February 28, 2017, fees waived and/or expenses reimbursed amounted to $2,564.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A and Class A2 shares. Class C shares acquired in an exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge (“CDSC”), remain subject to the original fund’s CDSC while held in the Fund. In certain cases, Class A and Class A2 shares have a 0.50% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended February 28, 2017, LMIS and its affiliates retained sales charges of $360 on sales of the Fund’s Class A shares. In addition, for the period ended February 28, 2017, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$41,959	$601

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $8,987 and $1,589 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class A2	Class C
CDSCs	$106,598	$496	$753

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the period ended February 28, 2017, such purchase and sale transactions (excluding accrued interest) were $163,550,000 and $178,015,000, respectively.

3. Investments

During the period ended February 28, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$153,232,352
Sales	324,378,964

At February 28, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,224,508
Gross unrealized depreciation	(5,293,088)
Net unrealized appreciation	$931,420

4. Derivative instruments and hedging activities

During the period ended February 28, 2017 and the year ended October 31, 2016 the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.15%, 0.15% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

44	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

For the period ended February 28, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$160,788	$27,934
Class A2	570	1,277
Class C	1,558,602	92,039
Class I	—	149,414
Total	$1,719,960	$270,664

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$565,264	$109,496
Class A2	1,226	1,911
Class C	5,142,987	310,285
Class I	—	399,666
Total	$5,709,477	$821,358

For the period ended February 28, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	$92
Class C	—
Class I	2,472
Total	$2,564

6. Distributions to shareholders by class

	Period Ended February 28, 2017[1]	Year Ended October 31, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$1,213,656	$3,913,791	$4,743,921
Class A2	3,199	6,828	5,315	[2]
Class C	2,426,502	7,077,646	9,450,471
Class I	1,579,153	4,422,387	4,707,002
Total	$5,222,510	$15,420,652	$18,906,709

[1]	For the period November 1, 2016 through February 28, 2017.

[2]	For the period February 27, 2015 (inception date) to October 31, 2015.

7. Shares of beneficial interest

At February 28, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended February 28, 2017[1]		Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount	Shares		Amount
Class A
Shares sold	9,322,053	$47,269,639	18,987,089	$97,214,764	27,485,802		$141,238,698
Shares issued on reinvestment	211,407	1,071,184	676,772	3,466,455	836,065		4,295,430
Shares repurchased	(18,242,166)	(92,394,992)	(32,494,574)	(166,361,156)	(31,069,380)		(159,665,389)
Net decrease	(8,708,706)	$(44,054,169)	(12,830,713)	$(65,679,937)	(2,747,513)		$(14,131,261)

Class A2
Shares sold	21,312	$108,007	237,054	$1,214,287	432,991	[2]	$2,224,560	[2]
Shares issued on reinvestment	632	3,199	1,333	6,828	1,035	[2]	5,308	[2]
Shares repurchased	(49,073)	(248,985)	(169,999)	(870,309)	(256,840)	[2]	(1,319,062)	[2]
Net increase (decrease)	(27,129)	$(137,779)	68,388	$350,806	177,186	[2]	$910,806	[2]

Class C
Shares sold	19,414,939	$98,554,324	69,466,309	$355,961,173	78,926,951		$405,966,042
Shares issued on reinvestment	467,201	2,367,359	1,334,688	6,836,369	1,767,731		9,081,688
Shares repurchased	(40,541,207)	(205,453,230)	(91,291,751)	(467,494,996)	(118,982,500)		(611,355,423)
Net decrease	(20,659,067)	$(104,531,547)	(20,490,754)	$(104,697,454)	(38,287,818)		$(196,307,693)

Class I
Shares sold	22,817,146	$115,711,206	62,823,152	$321,814,142	56,785,104		$292,364,267
Shares issued on reinvestment	275,330	1,395,117	745,842	3,821,113	807,734		4,152,876
Shares repurchased	(25,744,826)	(130,440,251)	(54,958,974)	(281,502,770)	(62,105,486)		(319,545,246)
Net increase (decrease)	(2,652,350)	$(13,333,928)	8,610,020	$44,132,485	(4,512,648)		$(23,028,103)

[1]	For the period November 1, 2016 through February 28, 2017.

[2]	For the period February 27, 2015 (inception date) to October 31, 2015.

8. Redemption facility

The Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 20, 2017. Any borrowings under the Redemption Facility will bear

46	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended February 28, 2017, the Fund incurred a commitment fee in the amount of $6,555. The Fund did not utilize the Redemption Facility during the period ended February 28, 2017.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended February 28 and the fiscal years ended October 31, 2016 and 2015, was as follows:

	2017	2016	2015
Distributions paid from:
Tax-exempt income	$5,214,878	$15,315,216	$18,278,238
Ordinary income	7,632	105,436	628,471
Total distributions paid	$5,222,510	$15,420,652	$18,906,709

As of February 28, 2017, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$1,095,727
Deferred capital losses*	(10,011,961)
Capital loss carryforward**	(3,990,875)
Other book/tax temporary differences(a)	(47,553)
Unrealized appreciation (depreciation)(b)	931,420
Total accumulated earnings (losses) — net	$(12,023,242)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of February 28, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
2/28/2018	$(3,990,875)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book & tax accretion methods for market discount on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

48	Western Asset Short Duration Municipal Income Fund 2017 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Short Duration Municipal Income Fund (the “Fund”), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of February 28, 2017, and the related statements of operations for the period from November 1, 2016 to February 28, 2017 and for the year ended October 31, 2016, the statements of changes in net assets for the period from November 1, 2016 to February 28, 2017 and for each of the years in the two-year period ended October 31, 2016, and the financial highlights for the period from November 1, 2016 to February 28, 2017 and for each of the years in the five-year period ended October 31, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting. Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Short Duration Municipal Income Fund as of February 28, 2017, the results of its operations for the period from November 1, 2016 to February 28, 2017 and for the year ended October 31, 2016, the changes in its net assets for the period from November 1, 2016 to February 28, 2017 and for each of the years in the two-year period ended October 31, 2016, and the financial highlights for the period from November 1, 2016 to February 28, 2017 and for each of the years in the five-year period ended October 31, 2016, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 18, 2017

Western Asset Short Duration Municipal Income Fund 2017 Annual Report	49

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 7-8, 2016, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Short Duration Municipal Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and Sub-Advisory

50	Western Asset Short Duration Municipal Income Fund

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

Western Asset Short Duration Municipal Income Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as short municipal debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-, 3- and 5-year periods ended June 30, 2016 was below the median, and the Fund’s performance for the 10-year period ended June 30, 2016 was above the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

52	Western Asset Short Duration Municipal Income Fund

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail level-load funds (including the Fund) classified as short municipal debt funds and chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was approximately equivalent to the median and the Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2018.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Western Asset Short Duration Municipal Income Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by the other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

54	Western Asset Short Duration Municipal Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Municipal Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1989 (Chairman of the Board since 2016)
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

56	Western Asset Short Duration Municipal Income Fund

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director Emeritus (since 2012) and formerly, Director, Cardinal Financial Corporation (2006 to 2012); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, DeVry Inc. (educational services) (2012 to 2016); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Western Asset Short Duration Municipal Income Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	144
Other board memberships held by Trustee during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

58	Western Asset Short Duration Municipal Income Fund

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Western Asset Short Duration Municipal Income Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

60	Western Asset Short Duration Municipal Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended February 28, 2017:

Record Date:	Daily	Daily
Payable Date:	November 2016 - January 2017	2/28/2017
Tax Exempt Interest	100.00%	99.37%
Ordinary Income*	—	0.63%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest and Qualified Short-Term Eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Short Duration Municipal Income Fund	61

Western Asset

Short Duration Municipal Income Fund

Trustees

Elliott J. Berv Chairman

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Short Duration Municipal Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Short Duration Municipal Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Municipal Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02866 4/17 SR17-3019

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending October 31, 2015 October 31, 2016 and February 28, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $54,463 in 2015, $53,670 in 2016 and $51,058 for the four month period ended February 28, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2015, $0 in 2016 and $0 for the four month period ended February 28, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,510 in 2015, $3,550 in 2016 and $0 for the four month period ended February 28, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There was no other fee billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for October 31, 2015, October 31, 2016 and for the four month period ended February 28, 2017; Tax Fees were 100%, 100% and 100% for October 31, 2015, October 31, 2016 and for the four month period ended February 28, 2017; and Other Fees were 100%, 100% and 100% for October 31, 2015, October 31, 2016 and for the four month period ended February 28, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in October 31, 2015, $0 in October 31, 2016 and $0 for the four month period ended February 28, 2017.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 27, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 27, 2017